Exhibit 10.2

Convertible Promissory Note

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

$[●]

[●], 2023

FOR VALUE RECEIVED, SportsMap Tech Acquisition Corp., a Delaware corporation (the “Company”), hereby unconditionally, promises to pay to [HOLDER] (“Holder”), in lawful money of the United States of America and in immediately available funds, the principal sum of [●] Dollars ($[●]). This Convertible Promissory Note (this “Note”) is issued in accordance with the provisions of that certain Subscription Agreement dated as of [●], among the Company and other parties named therein (as amended, restated, supplemented or otherwise modified from time to time, the “Subscription Agreement”) and is entitled to the benefits of the Subscription Agreement and the other Transaction Documents, and reference is hereby made to the Subscription Agreement for a statement of the terms and conditions under which the Note evidenced hereby is required to be repaid. This Note is one of a number of similar notes (collectively, with this Note, the “Notes”) having like tenor and effect (except for variations necessary to express the name of the investor and the principal amount of each of the Notes) issued or to be issued by the Company to certain other investors (collectively, including the Holder, the “Investors”) in the maximum aggregate principal amount of $10,000,000. The Company shall maintain a ledger of all Investors. All capitalized terms used herein (which are not otherwise specifically defined herein) shall be used in this Note as defined in the Subscription Agreement.

Section 1.            Definitions.

“Bankruptcy Event” means (a) any filing by the Company of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the U.S. Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing or (b) any filing of an involuntary petition against the Company in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the U.S. Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded or undischarged.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 4(d).

“Common Stock” means the shares of the Company’s common stock, par value $0.0001.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion” shall have the meaning ascribed to such term in Section 4(a).

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Shares” means, collectively, the Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“Exchange Cap” shall have the meaning set forth in Section 4(e).

“Fundamental Transaction” shall have the meaning set forth in Section 7(b).

“Interest Conversion Rate” means the VWAP for the 30 consecutive Trading Days ending on the Trading Day that is immediately prior to the date on which interest is paid in Common Stock (adjusted for share splits, share dividends or similar events); provided that in no event shall the Interest Conversion Rate be less than $1.00, and if the Interest Conversion Rate would have been less than $[1.00], the Interest Conversion Rate shall be deemed to be $1.00.

“Interest Conversion Shares” shall have the meaning set forth in Section 3(a).

“Interest Notice Period” shall have the meaning set forth in Section 3(a).

“Interest Payment Date” shall have the meaning set forth in Section 3(a).

“Interest Share Amount” shall have the meaning set forth in Section 3(a).

“Issue Date” means the date first identified in this Note.

“Majority Investors” means the Investors holding at least fifty percent (50%) of the outstanding principal amount of all Notes issued and then outstanding.

“Maturity Date” means the third anniversary of the Business Combination closing date.

“Note Register” shall have the meaning set forth in Section 3(c).

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Registration Statement” means a registration statement covering the resale of the Conversion Shares and Interest Conversion Shares by each Holder.

“Senior Creditors” means the existing senior creditors of the Company, if any, any commercial bank or other lending institution seeking to issue a secured loan to the Company in the future, and excludes any shareholders or officers of the Company.

“Share Delivery Date” shall have the meaning set forth in Section 4(a).

“Shareholder Approval” shall have the meaning set forth in Section 4(e).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted on a Trading Market but is quoted on OTCQB or OTCQX, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock is then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined in good faith by the board of directors of the Company.

Section 2.            Payment of Principal. Any outstanding principal balance of the portion of the Note evidenced by this Note that has not been converted in accordance with the provisions of Section 4 hereof prior to the Maturity Date shall, on the Maturity Date, be redeemed by the Company for cash in an amount equal to such outstanding principal balance, plus accrued and unpaid interest to, but excluding, the Maturity Date.

Section 3.            Interest.

(a)            The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 9% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning April 1, 2024, on each Conversion Date and on the Maturity Date (each such date, an “Interest Payment Date”) (if any Interest Payment Date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day), in cash or, if the Holder elects to receive interest on this Note in the form of Common Stock and subject to Section 2(e) of this Note, the Holder shall receive interest on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 11% per annum in duly authorized, validly issued, fully paid and non-assessable Common Stock (the “Interest Conversion Shares”) at the Interest Conversion Rate (the dollar amount to be paid in shares, the “Interest Share Amount”).

(b)            Subject to the terms and conditions herein, the decision whether to pay interest hereunder in cash, Common Stock or a combination thereof shall be at the sole discretion of the Holder. Prior to the commencement of any Interest Notice Period, the Holder shall deliver to the Company a written notice, in accordance with the notice requirements set forth below, of its election to receive interest hereunder on the applicable Interest Payment Date either in cash or Common Stock, and such election shall remain in effect until such later notice of election from the Holder is received. During any Interest Notice Period, the Holder’s election (whether specific to an Interest Payment Date or continuous) shall be irrevocable as to such Interest Payment Date. Subject to the aforementioned conditions, failure to timely deliver such initial written notice to the Company shall be deemed an election by the Holder to receive the interest on such Interest Payment Date in cash.

(c)            Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Payment of interest in Common Stock (other than the Interest Conversion Shares issued prior to an Interest Notice Period) shall otherwise occur pursuant to Section 4 herein and, solely for purposes of the payment of interest in shares of Common Stock, the Interest Payment Date shall be deemed the Conversion Date. Interest shall cease to accrue with respect to any principal amount converted, provided that, the Company actually delivers the Conversion Shares within the time period required by Section 4(c) herein. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

(d)            All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at an interest rate equal to the lesser of 15% per annum or the maximum rate permitted by applicable law (the “Late Fees”) which shall accrue daily from the date such interest is due hereunder through and including the date of actual payment of such overdue accrued and unpaid interest in full.

Section 4.            Conversion.

(a)            Voluntary Conversion. Subject to Section 2(e) of this Note, at any time after the date hereof until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(d) hereof) (each a “Conversion”). The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted, and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted in which case the Holder shall surrender this Note as promptly as is reasonably practicable after such conversion without delaying the Company’s obligation to deliver the shares on the Share Delivery Date. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Company may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion. The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

(b)            Conversion Price. The conversion price in effect on any Conversion Date shall be equal to $10.00 per share, subject to adjustment herein (the “Conversion Price”).

(c)            Mechanics of Conversion.

i.            Conversion Shares Issuable Upon Conversion of Principal Amount. Subject to the Exchange Cap, except after Shareholder Approval, the number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing the outstanding principal amount of this Note to be converted by (y) the Conversion Price.

ii.            Delivery of Conversion Shares Upon Conversion. Promptly (and in any event with thirty (30) days) after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder (A) the Conversion Shares and (B) a bank check in the amount of accrued and unpaid interest (if the Holder has elected or if the Company is required to pay accrued interest in cash).

iii.            Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock for the sole purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Notes), not less than such aggregate number of shares of Common Stock as shall (subject to the terms and conditions set forth in the Subscription Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(d)) upon the conversion of the then outstanding principal amount of this Note and payment of interest. The Company covenants that all Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

iv.            Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

v.            Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

(d)            Holder’s Conversion Limitations. The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes or the Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(d) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which principal amount of this Note is convertible shall be in the reasonable discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any Affiliates or Attribution Parties) and which principal amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d), in determining the number of outstanding Common Stock, the Holder may rely on the number of outstanding Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon conversion of this Note. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

(e)            Exchange Cap. Notwithstanding anything to the contrary in the Subscription Agreement or this Note, neither the Holder nor the Company may utilize its above discretion to receive or issue Conversion Shares or Interest Conversion Shares if such issuance (including any potential aggregation with a third party which is part of a single plan of financing ) would violate the rules of the Company’s Trading Market (the “Exchange Cap”), except that the Exchange Cap shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Trading Market (“Shareholder Approval”).

Section 5.            Transfer Restriction. Notwithstanding anything to the contrary in the Subscription Agreement or this Note, until the date that is six (6) months after the date hereof, this Note and any Common Stock issued (i) upon conversion of this Note or (ii) as Interest Conversion Shares may not be directly or indirectly transferred, pledged, sold or otherwise disposed of without the prior written consent of the Company.

Section 6.            No Prepayment. Except with the consent of the Holder, the Company may not repay any principal amount of the Note prior to the Maturity Date.

Section 7.            Certain Adjustments.

(a)            Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (i) pays a share dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes), (ii) subdivides outstanding Common Stock into a larger number of shares, (iii) combines (including by way of a reverse share split) outstanding Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)            Fundamental Transaction. If, at any time while this Note is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding Common Stock (not including any Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 4(d) on the conversion of this Note), the consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 4(d) on the conversion of this Note). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction.

(c)            Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

(d)            Notice to the Holder.

i.            Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.            Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock (excluding any events set forth in Section 6(a) above), any consolidation or merger to which the Company (and all of its Subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, a Fundamental Transaction Shall have occurred or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Note Register, at least fifteen (15) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to convert this Note during the 15-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8.            Certain Covenants.

(a)            Distributions on Capital Stock. So long as the Company shall have any obligation under this Note, the Company shall not without the Holder’s written consent (a) pay, declare or set apart for such payment, any dividend on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock.

(b)            Restrictions on Stock Repurchases. So long as the Company shall have any obligation under this Note, the Company shall not without the Holder’s written consent redeem, repurchase or otherwise acquire, for cash, in any one transaction or series of related transactions any shares of capital stock of the Company, provided, however, that such restriction shall not apply to any repurchases, redemptions or similar transactions involving the Company’s warrants and shall not apply to any repurchases, redemptions or similar transactions made pursuant to contractual arrangements in effect as of the date of this Note.

(c)            Sale of Assets. So long as the Company shall have any obligation under this Note, the Company shall not, without the Holder’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business.

(d)            Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all the provisions of this Note and take all action as may be required to protect the rights of the Holder.

Section 9.            Bankruptcy Event. Any Bankruptcy Event shall constitute an immediate event of default under this Note, and all principal and accrued interest hereunder will be due immediately, without any right to cure, and the Holder shall have all rights and remedies available to it under applicable law and equity.

Section 10.            Unsecured Obligations of the Company; Subordination.

(a)            Notwithstanding anything contained herein to the contrary, the obligations of the Company to the Holder under this Note shall be unsecured obligations of the Company, which carry no voting rights as it relates to the operations of the Company. The obligations in this Note are the corporate obligation of the Company only and no recourse shall be had against any past, present or future shareholder or officer of the Company directly.

(b)            The rights and indebtedness evidenced by this Note are subordinated and junior in right of payment, to the extent and in the manner enforceable by federal and applicable state laws, to all indebtedness owed by the Company to the Senior Creditors of the Company, as such term is defined in Section 1, whether now existing or hereinafter arising, plus all interest, expenses, and related fees related thereto (such indebtedness, hereinafter referred to as the “Senior Debt”), provided that, until the date that is twelve (12) months after the date hereof, the aggregate principal amount of the Senior Debt shall not exceed $5,000,000, and thereafter until the Maturity Date such amount shall not exceed $8,000,000. If at any point in the future, non-senior, unsecured debt financing or preferred stock financing, other than the Notes, is obtained by the Company, this Note shall be senior in its position among all unsecured creditors.

(c)            Upon request by the Company or Senior Creditor(s) and provided that no unexcused default shall have occurred under this Note, the Holder hereby agrees to enter into a mutually-acceptable and commercially reasonable subordination agreement with any Senior Creditor, subordinating the Company’s obligations to the Holder and holders of the other Notes to the extent set forth in Section 8(b) above up to the lesser of (a) the principal amount of the indebtedness to such Senior Creditor, or (b) the then outstanding principal balance of the Notes.

(d)            Subject to the foregoing paragraphs, nothing contained in this Section shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the payments of principal and interest as and when the same become due and payable, or shall prevent the Holder, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

Section 11.            Miscellaneous.

(a)            Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(b)            Amendments. This Note and any provision hereof may be amended by an instrument in writing signed by the Company and the Holder. In addition, any term of this Note may be amended with the written consent of the Company and the Majority Investors. Upon the effectuation of such amendment with the consent of the Majority Investors in conformance with this paragraph, such amendment shall be effective as to, and binding against the Holder hereof, all of the Notes and the Company shall promptly give written notice thereof to the Holder hereof if the Holder has not previously consented to such amendment in writing; provided that the failure to give such notice shall not affect the validity of such amendment.

(c)            Presentment. Presentment, demand, protest and notice of presentment, demand, nonpayment and protest are each hereby waived by the Company.

(d)            Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but in case any provision of or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(e)            Submission to Jurisdiction. Each of the parties to this Agreement irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of Delaware and of the United States District Court for the District of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for the recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(f)            Subscription Agreement Terms. In addition to and without limitation of any of the foregoing, this Note shall otherwise be subject to all of general terms and conditions contained in the Subscription Agreement, mutatis mutandis.

(g)            No Rights as Stockholder. Except as otherwise provided below, the Holder of this Note shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Note into Common Stock or as a result of holding Interest Conversion Shares.

(h)            Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable provision shall automatically be revised to equal the maximum rate of interest or other amount deemed interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal or interest on this Note.

(i)            Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, including the Liquidated Damages Penalty and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

(j)            Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(k)            Binding Effect. Whenever in this Note reference is made to Holder or the Company, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon each Company and its successors and assigns, and shall inure to the benefit of Holder and its successors and assigns.

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IN WITNESS WHEREOF, the undersigned have executed this Note the day and year first written above written intending to be legally bound hereby.

COMPANY:

SportsMap Tech Acquisition Corp.

By:
Name:
Title:

HOLDER:

Acknowledged and Agreed:
[HOLDER]

By:
Name:
Title:

Signature Page to Convertible Promissory Note

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Convertible Promissory Note of Infrared Cameras Holdings, Inc., a Delaware corporation (the “Company”), into shares of common stock, par value $0.0001 (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If Common Stock is to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4(d) of this Note, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Common Stock.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Payment of Interest in Common Stock __ yes __ no

If yes, $_____ of Interest Accrued on Account of Conversion at Issue.

Number of Shares of Common Stock to be issued:

Signature:

Name:

Address for Delivery of Common Stock Certificates:

Or

DWAC Instructions:

Broker No:_________________

Account No:_________________